ARTISAN EMERGING MARKETS FUND

Summary Prospectus
Institutional – APHEX	Advisor – ARTZX	February 1, 2013

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information, online at http://hosted.rightprospectus.com/Artisan. You can also get this information at no cost by calling 1-800-344-1770 or by sending an e-mail request to artisanprospectus@rrd.com. The Fund’s current prospectus and statement of additional information, both dated February 1, 2013, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

Artisan Emerging Markets Fund seeks maximum long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

	Institutional	Advisor
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Exchange Fee	None	None
Redemption Fee (as a percentage of amount redeemed or exchanged within 90 days or less)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Institutional	Advisor
Management Fees	1.05%	1.05%
Distribution (12b-1) Fees	None	None
Other Expenses	0.11	0.43
Acquired Fund Fees and Expenses[1]	0.01	0.01
Total Annual Fund Operating Expenses[2]	1.17	1.49

[1]

“Acquired Fund Fees and Expenses” shown are for the fiscal year ended September 30, 2012 and are indirect expenses the Fund may incur from investing in an investment company (acquired fund). To the extent that the Fund invests in acquired funds, Total Annual Fund Operating Expenses in the table above will not correlate to the ratio of expenses to average net assets shown in the “Financial Highlights” in the Fund’s statutory prospectus, since the Financial Highlights reflect the operating expenses of the Fund and do not include fees and expenses of acquired funds.

[2]

Artisan Partners Limited Partnership, the Fund’s investment adviser (“Artisan Partners”), has contractually agreed to reimburse the Fund for its management fee and any other ordinary operating expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary charges such as litigation costs) in excess of 1.50% of its average daily net assets. This contract continues through February 1, 2014, at which time Artisan Partners will determine whether to renew, revise or discontinue it.

EXPENSE EXAMPLE

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional	$119	$372	$644	$1,421
Advisor	$152	$469	$809	$1,769

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38.19% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Artisan employs a fundamental research process to construct a diversified portfolio of emerging market companies. The Fund’s investment process focuses on identifying companies that are priced at a discount relative to Artisan’s estimate of their sustainable earnings.

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Sustainable Earnings. Artisan believes that over the long-term a stock’s price is directly related to the company’s ability to deliver sustainable earnings. Artisan determines a company’s sustainable earnings based upon financial and strategic analyses. Artisan’s financial analysis of a company’s balance sheet, income statement, and statement of cash flows focuses on identifying historical drivers of return on equity. Artisan’s strategic analysis examines a company’s competitive advantages and financial strength to assess sustainability.

•	Valuation. Artisan believes that investment opportunities develop when businesses with sustainable earnings are under-

valued relative to peers and historical industry, country and regional valuations. Artisan values a business and develops a price target based on Artisan’s assessment of the business’s sustainable earnings and cash flow expectations and Artisan’s risk analysis.

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Risk Analysis. Artisan believes that a disciplined risk framework allows greater focus on fundamental stock selection. Artisan incorporates its assessment of company-specific and macroeconomic risks into its valuation analysis to develop a risk-adjusted target price. Artisan’s risk-rating assessment includes a review of the currency, inflation, monetary and fiscal policy and political risks to which a company is exposed.

Under normal circumstances, the Fund invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in equity securities of issuers domiciled, headquartered, or whose primary business activities or principal trading markets are in emerging and less developed markets. The Fund invests in common stocks and other equity securities of companies across a broad market capitalization range. The Fund may also invest to a limited extent in equity-linked securities that provide economic exposure to a security of one or more non-U.S. companies without a direct investment in the underlying securities (called “participation certificates” in this prospectus, but may be called different names by issuers).

PRINCIPAL RISKS

Like all mutual funds that invest primarily in stocks, the Fund takes investment risks and it is possible for you to lose money by investing in the Fund. Artisan’s ability to choose suitable investments for the Fund has a significant impact on the Fund’s ability to achieve its investment objective. The Fund’s principal risks include:

•	Stock Market Risks. The value of a company’s stock may rise or fall in response to company, market, economic or other news.

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Foreign Investing Risks. Foreign stocks as an asset class may underperform U.S. stocks, and foreign stocks may be more volatile than U.S. stocks. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts and participation certificates) include: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates, unfavorable economic practices; political instability and expropriation and nationalization risks.

The risks of foreign investments typically are greater in emerging and less developed markets. For example, political and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. Their securities markets may be less developed, and securities in those markets are generally more volatile and less liquid than those in the developed markets. Emerging market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. High levels of national debt tend to make such markets also heavily reliant on foreign capital and, therefore, vulnerable to capital flight.

Also, because foreign securities usually are denominated and traded in foreign currencies, while the Fund values its assets in U.S. dollars, the values of the Fund’s non-U.S. investments will be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. The Fund usually does not hedge against possible variations in exchange rates, but, in limited circumstances, exposure to a particular currency that Artisan believes is overvalued may be hedged if the Fund has, or is initiating, positions in securities traded in that currency.

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Small and Medium-Sized Company Risks. Stocks of small and medium-sized companies tend to be more volatile and less liquid than stocks of large companies. Compared to large companies, small and medium-sized companies typically may have analyst coverage by fewer brokerage firms – meaning they may trade at prices that reflect incomplete or inaccurate information. Small companies may have a shorter history of operations, less access to financing, and a less diversified product line – making them more susceptible to market pressures and more likely to have a volatile stock price. During some periods, stocks of small and medium-sized companies, as an asset class, have underperformed the stocks of larger companies.

•	Growth Investing Risks. Growth stocks may fall out of favor with investors and underperform other asset types during given periods. A company may never achieve the earnings growth Artisan anticipated.

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Risks of Emphasizing a Region, Sector or Industry. If the Fund has invested a higher percentage of its total assets in a particular region, sector or industry, changes affecting that region, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.

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Participation Certificates Risks. Investing in a participation certificate subjects the Fund to the risks associated with an investment in the underlying equity security and also exposes the Fund to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificate will not fulfill its contractual obligation to timely pay the Fund the amount owed under the certificate.

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Impact of Actions by Other Shareholders. The Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors may have an impact on the Fund and on other investors. For example, shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax who receive Fund distributions.

PERFORMANCE

This section provides some indication of the risks of investing in the Fund. The following bar chart shows how the performance of the Fund’s Institutional Shares has varied over time. The performance of Advisor Shares of the Fund would be lower because of the higher expenses paid by Advisor Shares of the Fund.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

Calendar Year by Year Total Returns

Best Quarter	38.34%	(quarter ended 6/30/2009)
Worst Quarter	-30.65%	(quarter ended 12/31/2008)

Average Annual Total Returns

(For Periods Ended 12/31/2012)

The following table shows the average annual total returns and the change in value of a broad-based market index over various periods ended December 31, 2012. The index information is intended to permit you to compare the Fund’s performance to a broad measure of market performance.

After-tax returns are shown only for Institutional Shares, and the after-tax returns for Advisor Shares will vary from Institutional Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

The “Return after taxes on distributions and sale of Fund shares” for the five-year period ended December 31, 2012 is greater than the “Return before taxes” because you are assumed to be able to use any capital loss realized on the sale of Fund shares to offset other taxable capital gains.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account, or to investors who are tax-exempt.

For Periods Ended 12/31/12

	1-Year	5-Year	Since Inception	Inception Date
Institutional Shares				6/26/06
Return before taxes	17.03%	-3.51%	6.19%
Return after taxes on distributions	16.71	-3.71	5.78
Return after taxes on distributions and sale of Fund shares	11.36	-3.00	5.20
Advisor Shares				6/2/08
Return before taxes	16.76	None	-4.67

MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	18.22	-0.92	9.01

Updated Fund performance information may be obtained by calling 800.344.1770 or visiting www.artisanfunds.com.

PORTFOLIO MANAGEMENT

Investment Adviser:

Artisan Partners Limited Partnership (“Artisan Partners”)

Portfolio Manager:

Name	Title	Length of Service
Maria Negrete-Gruson	Managing Director and Portfolio Manager, Artisan Partners	Since June 2006 (inception)

PURCHASE AND SALE OF FUND SHARES

Minimum Investments:

	Institutional Shares	Advisor Shares
To open an account	$1,000,000	No minimum
To add an account	No minimum	No minimum
Minimum balance required	$1,000,000	No minimum

The Fund may, at its discretion, accept a smaller initial investment amount or waive the minimum initial investment for investment in Institutional Shares if certain conditions are met.

For Advisor Shares of the Fund, there is no minimum investment requirement to open an account or to add to your existing account. Advisor Shares generally are available for investment only by employee benefit plans, clients of financial advisors, clients of sponsored programs and institutional or other investors. All investments and exchanges are subject to approval by the Fund and the Fund reserves the right to reject any purchase or exchange of Advisor Shares at any time.

You may purchase or redeem shares by telephone or written request sent to the Fund by mail on any day that the New York Stock Exchange is open for regular session trading. Some redemptions require Medallion guarantees.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Advisor Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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